FEE WAIVER AGREEMENT

      AGREEMENT by and between Constellation Funds, a Delaware business trust (the "Trust"), and Touchstone Advisors, Inc. (the "Adviser").

      The Adviser hereby agrees to limit the "Other Expenses" at the following levels through the following dates for each of following Funds:

----------------------------------------------------------------------------------------------------------
Fund                                        Length/Type of Limitation                 Other Expense Limit
----------------------------------------------------------------------------------------------------------
Constellation TIP Mid Cap Fund            Contractual waiver through 3/1/2008       0.10% (Other Expenses)
Class I
----------------------------------------------------------------------------------------------------------
Constellation TIP Mid Cap Fund            Contractual waiver through 3/1/2008       0.35% (Other Expenses)
Class II
----------------------------------------------------------------------------------------------------------
Constellation Strategic Value and         Contractual waiver through 3/1/2008       0.15% (Other Expenses)
High Income Fund Class I
----------------------------------------------------------------------------------------------------------
Constellation Strategic Value and         Contractual waiver through 3/1/2008       0.40% (Other Expenses)
High Income Fund Class II
----------------------------------------------------------------------------------------------------------
Constellation Pitcairn Diversified        Contractual waiver through 3/1/2008       0.40% (Other Expenses)
Value Fund Class II
----------------------------------------------------------------------------------------------------------
Constellation Pitcairn Select Value       Contractual waiver through 3/1/2008       0.45% (Other Expenses)
Fund Class II
----------------------------------------------------------------------------------------------------------
Constellation Pitcairn Diversified        Contractual waiver through 3/1/2008       0.40% (Other Expenses)
Growth Fund Class II
----------------------------------------------------------------------------------------------------------
Constellation Pitcairn Small Cap          Contractual waiver through 3/1/2008       0.40% (Other Expenses)
Fund Class II
----------------------------------------------------------------------------------------------------------
Constellation Pitcairn Family             Contractual waiver through 3/1/2008       0.40% (Other Expenses)
Heritage Fund Class II
----------------------------------------------------------------------------------------------------------
Constellation Pitcairn Taxable Bond       Contractual waiver through 3/1/2008       0.50% (Other Expenses)
Fund Class II
----------------------------------------------------------------------------------------------------------
Constellation Pitcairn Tax-Exempt         Contractual waiver through 3/1/2008       0.40% (Other Expenses)
Bond Fund Class II
----------------------------------------------------------------------------------------------------------
Constellation International Equity        Contractual waiver through 3/1/2008       0.50% (Other Expenses)
Fund Class II
----------------------------------------------------------------------------------------------------------
Constellation Sands Capital Select        Contractual waiver through 3/1/2008       0.25% (Other Expenses)
Growth Fund Class I
----------------------------------------------------------------------------------------------------------
Constellation Sands Capital Select        Contractual waiver through 3/1/2008       0.50% (Other Expenses)
Growth Fund Class II
----------------------------------------------------------------------------------------------------------
Constellation HLAM Large Cap              Contractual waiver through 10/1/2008      0.50% (Other Expenses)
Quality Stock Fund Class II
----------------------------------------------------------------------------------------------------------

      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to become effective as of March 1, 2006.

CONSTELLATION FUNDS


By: /s/ William A. Dent
    ----------------------------

Name:
      --------------------------

Title: Vice President
       -------------------------


TOUCHSTONE ADVISORS, INC.


By: /s/ James Grifo
    ----------------------------

Name:
      --------------------------

Title: President
       -------------------------